EXHIBIT 10.2

                     AMENDMENT TO SHARE EXCHANGE AGREEMENT

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EXHIBIT 10.2

                                  AMENDMENT TO
                            SHARE EXCHANGE AGREEMENT
                               AND PLAN OF MERGER
                                 BY AND BETWEEN
                            Y-TEL INTERNATIONAL, INC.
                          SUNRISE BROADBAND GROUP, INC.
                        SUNRISE TELEVISION NETWORKS, INC.
                                       AND
                           SUNRISE ACQUISITIONS, INC.


Article 2.7(f) is amended to change "October 20, 2006" to "October 30, 2006."


Dated: October 23, 2006



Y-Tel International, Inc.

By: _________________________________



Sunrise Broadband Group, Inc.

By: _________________________________



Sunrise Television Networks, Inc.

By: _________________________________



Sunrise Acquisitions, Inc.

By: _________________________________